Exhibit 6(a)
                     Money Market Obligations Trust II
                          DISTRIBUTOR'S CONTRACT

     AGREEMENT made this 15th day of November, 1996, by and between Money Market Obligations Trust II (the "Trust"), a Massachusetts business trust, and FEDERATED SECURITIES CORP. ("FSC"), a Pennsylvania Corporation.
     In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:
1. The Trust hereby appoints FSC as its agent to sell and distribute shares of the Trust which may be offered in one or more series (the "Funds") consisting of one or more classes (the "Classes") of shares (the "Shares"), as described and set forth on one or more exhibits to this Agreement, at the current offering price thereof as described and set forth in the current Prospectuses of the Trust FSC hereby accepts such appointment and agrees to provide such other services for the Trust, if any, and accept such compensation from the Trust, if any, as set forth in the applicable exhibits to this Agreement.
2. The sale of any Shares may be suspended without prior notice whenever in the judgment of the Trust it is in its best interest to do so.
3. Neither FSC nor any other person is authorized by the Trust to give any information or to make any representation relative to any Shares other than those contained in the Registration Statement, Prospectuses, or Statements of Additional Information ("SAIs") filed with the Securities and Exchange Commission, as the same may be amended from time to time, or in any supplemental information to said Prospectuses or SAIs approved by the Trust. FSC agrees that any other information or representations other than those specified above which it or any dealer or other person who purchases Shares through FSC may make in connection with the offer or sale of Shares, shall be made entirely without liability on the part of the Trust. No person or dealer, other than FSC, is authorized to act as agent for the Trust for any purpose. FSC agrees that in offering or selling Shares as agent of the Trust, it will, in all respects, duly conform to all applicable state and federal laws and the rules and regulations of the National Association of Securities Dealers, Inc., including its Rules of Fair Practice. FSC will submit to the Trust copies of all sales literature before using the same and will not use such sales literature if disapproved by the Trust.
4. This Agreement is effective with respect to each Class as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial term of this Agreement for one year from the date set forth above, and thereafter for successive periods of one year if such continuance is approved at least annually by the Trustees of the Trust including a majority of the members of the Board of Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of any Distribution Plan relating to the Trust or in any related documents to such Plan ("Disinterested Trustees") cast in person at a meeting called for that purpose. If a Class is added after the first annual approval by the Trustees as described above, this Agreement will be effective as to that Class upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Agreement by the Trustees and thereafter for successive periods of one year, subject to approval as described above.
5. This Agreement may be terminated with regard to a particular Fund or Class at any time, without the payment of any penalty, by the vote of a majority of the Disinterested Trustees or by a majority of the outstanding voting securities of the particular Fund or Class on not more than sixty (60) days' written notice to any other party to this Agreement. This Agreement may be terminated with regard to a particular Fund or Class by FSC on sixty (60) days' written notice to the Trust.
6. This Agreement may not be assigned by FSC and shall automatically terminate in the event of an assignment by FSC as defined in the Investment Company Act of 1940, as amended, provided, however, that FSC may employ such other person, persons, corporation or corporations as it shall determine in order to assist it in carrying out its duties under this Agreement.
7. FSC shall not be liable to the Trust for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed by this Agreement.
8. This Agreement may be amended at any time by mutual agreement in writing of all the parties hereto, provided that such amendment is approved by the Trustees of the Trust including a majority of the Disinterested Trustees of the Trust cast in person at a meeting called for that purpose.
9. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.
10. (a) Subject to the conditions set forth below, the Trust agrees to indemnify and hold harmless FSC and each person, if any, who controls FSC within the meaning of Section 15 of the Securities Act of 1933 and
     Section 20 of the Securities Act of 1934, as amended, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectuses or SAIs (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Trust about FSC by or on behalf of FSC expressly for use in the Registration Statement, any Prospectuses and SAIs or any amendment or supplement thereof.
     If any action is brought against FSC or any controlling person thereof with respect to which indemnity may be sought against the Trust pursuant to the foregoing paragraph, FSC shall promptly notify the Trust in writing of the institution of such action and the Trust shall assume the defense of such action, including the employment of counsel selected by the Trust and payment of expenses. FSC or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of FSC or such controlling person unless the employment of such counsel shall have been authorized in writing by the Trust in connection with the defense of such action or the Trust shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by the Trust. Anything in this paragraph to the contrary notwithstanding, the Trust shall not be liable for any settlement of any such claim of action effected without its written consent. The Trust agrees promptly to notify FSC of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees or controlling persons in connection with the issue and sale of Shares or in connection with the Registration Statement, Prospectuses, or SAIs.
(b) FSC agrees to indemnify and hold harmless the Trust, each of its Trustees, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Trust within the meaning of Section 15 of the Securities Act of 1933, but only with respect to statements or omissions, if any, made in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof in reliance upon, and in conformity with, information furnished to the Trust about FSC by or on behalf of FSC expressly for use in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof. In case any action shall be brought against the Trust or any other person so indemnified based on the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof, and with respect to which indemnity may be sought against FSC, FSC shall have the rights and duties given to the Trust, and the Trust and each other person so indemnified shall have the rights and duties given to FSC by the provisions of subsection (a) above.
(c) Nothing herein contained shall be deemed to protect any person against liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Agreement.
(d) Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940, as amended, for Trustees, officers, FSC and controlling persons of the Trust by the Trust pursuant to this Agreement, the Trust is aware of the position of the Securities and Exchange Commission as set forth in the Investment Company Act Release No. IC-11330. Therefore, the Trust undertakes that in addition to complying with the applicable provisions of this Agreement, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Disinterested Trustees, or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustees, FSC or controlling person of the Trust will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Trust is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of non-party Disinterested Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.
11. FSC is hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in any case to the Trust and its assets and FSC shall not seek satisfaction of any such obligation from the shareholders of the Trust, the Trustees, officers, employees or agents of the Trust, or any of them.
12. If at any time the Shares of any Fund are offered in two or more Classes, FSC agrees to adopt compliance standards as to when a class of shares may be sold to particular investors.
13. This Agreement will become binding on the parties hereto upon the execution of the attached exhibits to the Agreement.





                                 Exhibit A
                                  to the
                          Distributor's Contract

                     MONEY MARKET OBLIGATIONS TRUST II
                        MUNICIPAL OBLIGATIONS FUND
                       INSTITUTIONAL CAPITAL SHARES

          In consideration of the mutual covenants set forth in the Distributor's Contract dated November 15, 1996 between Money Market Obligations Trust II and Federated Securities Corp., Money Market Obligations Trust II executes and delivers this Exhibit on behalf of Municipal Obligations Fund, and with respect to the Institutional Capital Shares thereof, first set forth in this Exhibit.
          Witness the due execution hereof this 15th day of November, 1996.

ATTEST:                            Money Market Obligations Trust II



/s/ John W. McGonigle              By:/s/ J Christopher Donahue
                Secretary                        President

ATTEST:                            FEDERATED SECURITIES CORP.


/s/ Leslie K. Platt                By:/s/ Byron F. Bowman
      Assistant Secretary                   Vice President



                                 Exhibit B
                                  to the
                          Distributor's Contract

                     MONEY MARKET OBLIGATIONS TRUST II
                        MUNICIPAL OBLIGATIONS FUND
                           INSTITUTIONAL SHARES

          In consideration of the mutual covenants set forth in the Distributor's Contract dated November 15, 1996 between Money Market Obligations Trust II and Federated Securities Corp., Money Market Obligations Trust II executes and delivers this Exhibit on behalf of Municipal Obligations Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.
          Witness the due execution hereof this 15th day of November, 1996.

ATTEST:                            Money Market Obligations Trust II



/s/ John W. McGonigle              By:/s/ J Christopher Donahue
                Secretary                        President

ATTEST:                            FEDERATED SECURITIES CORP.


/s/ Leslie K. Platt                By:/s/ Byron F. Bowman
      Assistant Secretary                   Vice President




                                 Exhibit C
                                  to the
                          Distributor's Contract

                     MONEY MARKET OBLIGATIONS TRUST II
                        MUNICIPAL OBLIGATIONS FUND
                       INSTITUTIONAL SERVICE SHARES

          In consideration of the mutual covenants set forth in the Distributor's Contract dated November 15, 1996 between Money Market Obligations Trust II and Federated Securities Corp., Money Market Obligations Trust II executes and delivers this Exhibit on behalf of Municipal Obligations Fund, and with respect to the Institutional Service Shares thereof, first set forth in this Exhibit.
          Witness the due execution hereof this 15th day of November, 1996.

ATTEST:                            Money Market Obligations Trust II



/s/ John W. McGonigle              By:/s/ J Christopher Donahue
                Secretary                        President

ATTEST:                            FEDERATED SECURITIES CORP.


/s/ Leslie K. Platt                By:/s/ Byron F. Bowman
      Assistant Secretary                   Vice President




                                 Exhibit D
                                  to the
                          Distributor's Contract

                     MONEY MARKET OBLIGATIONS TRUST II
                        PRIME CASH OBLIGATIONS FUND
                       INSTITUTIONAL CAPITAL SHARES

          In consideration of the mutual covenants set forth in the Distributor's Contract dated November 15, 1996 between Money Market Obligations Trust II and Federated Securities Corp., Money Market Obligations Trust II executes and delivers this Exhibit on behalf of Municipal Obligations Fund, and with respect to the Institutional Capital Shares thereof, first set forth in this Exhibit.
          Witness the due execution hereof this 15th day of November, 1996.

ATTEST:                            Money Market Obligations Trust II



/s/ John W. McGonigle              By:/s/ J Christopher Donahue
                Secretary                        President

ATTEST:                            FEDERATED SECURITIES CORP.


/s/ Leslie K. Platt                By:/s/ Byron F. Bowman
      Assistant Secretary                   Vice President



                                 Exhibit E
                                  to the
                          Distributor's Contract

                     MONEY MARKET OBLIGATIONS TRUST II
                        PRIME CASH OBLIGATIONS FUND
                           INSTITUTIONAL SHARES

          In consideration of the mutual covenants set forth in the Distributor's Contract dated November 15, 1996 between Money Market Obligations Trust II and Federated Securities Corp., Money Market Obligations Trust II executes and delivers this Exhibit on behalf of Municipal Obligations Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.
          Witness the due execution hereof this 15th day of November, 1996.

ATTEST:                            Money Market Obligations Trust II



/s/ John W. McGonigle              By:/s/ J Christopher Donahue
                Secretary                        President

ATTEST:                            FEDERATED SECURITIES CORP.


/s/ Leslie K. Platt                By:/s/ Byron F. Bowman
      Assistant Secretary                   Vice President



                                 Exhibit F
                                  to the
                          Distributor's Contract

                     MONEY MARKET OBLIGATIONS TRUST II
                        PRIME CASH OBLIGATIONS FUND
                       INSTITUTIONAL SERVICE SHARES

          In consideration of the mutual covenants set forth in the Distributor's Contract dated November 15, 1996 between Money Market Obligations Trust II and Federated Securities Corp., Money Market Obligations Trust II executes and delivers this Exhibit on behalf of Municipal Obligations Fund, and with respect to the Institutional Service Shares thereof, first set forth in this Exhibit.
          Witness the due execution hereof this 15th day of November, 1996.
ATTEST:                            Money Market Obligations Trust II



/s/ John W. McGonigle              By:/s/ J Christopher Donahue
                Secretary                        President

ATTEST:                            FEDERATED SECURITIES CORP.


/s/ Leslie K. Platt                By:/s/ Byron F. Bowman
      Assistant Secretary                   Vice President



                                 Exhibit G
                                  to the
                          Distributor's Contract

                     MONEY MARKET OBLIGATIONS TRUST II
                       PRIME VALUE OBLIGATIONS FUND
                       INSTITUTIONAL CAPITAL SHARES

          In consideration of the mutual covenants set forth in the Distributor's Contract dated November 15, 1996 between Money Market Obligations Trust II and Federated Securities Corp., Money Market Obligations Trust II executes and delivers this Exhibit on behalf of Municipal Obligations Fund, and with respect to the Institutional Capital Shares thereof, first set forth in this Exhibit.
          Witness the due execution hereof this 15th day of November, 1996.

ATTEST:                            Money Market Obligations Trust II


/s/ John W. McGonigle              By:/s/ J Christopher Donahue
                Secretary                        President

ATTEST:                            FEDERATED SECURITIES CORP.


/s/ Leslie K. Platt                By:/s/ Byron F. Bowman
      Assistant Secretary                   Vice President



                                 Exhibit H
                                  to the
                          Distributor's Contract

                     MONEY MARKET OBLIGATIONS TRUST II
                       PRIME VALUE OBLIGATIONS FUND
                           INSTITUTIONAL SHARES

          In consideration of the mutual covenants set forth in the Distributor's Contract dated November 15, 1996 between Money Market Obligations Trust II and Federated Securities Corp., Money Market Obligations Trust II executes and delivers this Exhibit on behalf of Municipal Obligations Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.
          Witness the due execution hereof this 15th day of November, 1996.

ATTEST:                            Money Market Obligations Trust II
/s/ John W. McGonigle              By:/s/ J Christopher Donahue
                Secretary                        President

ATTEST:                            FEDERATED SECURITIES CORP.


/s/ Leslie K. Platt                By:/s/ Byron F. Bowman
      Assistant Secretary                   Vice President



                                 Exhibit I
                                  to the
                          Distributor's Contract

                     MONEY MARKET OBLIGATIONS TRUST II
                       PRIME VALUE OBLIGATIONS FUND
                       INSTITUTIONAL SERVICE SHARES

          In consideration of the mutual covenants set forth in the Distributor's Contract dated November 15, 1996 between Money Market Obligations Trust II and Federated Securities Corp., Money Market Obligations Trust II executes and delivers this Exhibit on behalf of Municipal Obligations Fund, and with respect to the Institutional Service Shares thereof, first set forth in this Exhibit.
          Witness the due execution hereof this 15th day of November, 1996.

ATTEST:                            Money Market Obligations Trust II



/s/ John W. McGonigle              By:/s/ J Christopher Donahue
                Secretary                        President

ATTEST:                            FEDERATED SECURITIES CORP.


/s/ Leslie K. Platt                By:/s/ Byron F. Bowman
    Assistant Secretary                   Vice President